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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2006

                         COMMISSION FILE NUMBER: 1-5989

                           ANIXTER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 94-1658138
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


                               2301 PATRIOT BLVD.
                            GLENVIEW, ILLINOIS 60026
                                 (224) 521-8000
          (Address and telephone number of principal executive offices)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 25, 2006, Anixter International Inc. (the "Company") reported its results for the fiscal quarter ended March 31, 2006. The Company's press release, dated April 25, 2006 is attached as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

   Exhibits

         99.1 Press Release, dated April 25, 2006 issued by Anixter International Inc.



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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                     ANIXTER INTERNATIONAL INC.

April 26, 2006                       By: /s/  Dennis J. Letham
                                        ---------------------------------------
                                         Dennis J. Letham
                                         Senior Vice President - Finance
                                           and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

99.1                Press Release, dated April 25, 2006 issued by Anixter
                    International Inc.